Financial Instruments and Fair Value Measurement	6 Months Ended
Jun. 30, 2019
Fair Value Disclosures [Abstract]
Financial Instruments and Fair Value Measurement	Financial Instruments and Fair Value Measurement
Orion's financial instruments consist primarily of cash and cash equivalents, trade receivables, loans, miscellaneous financial assets, term loan, local bank loans, trade payables and derivative instruments. The carrying values of Orion's financial instruments approximate fair value with the exception of variable rate long-term debt, which is recorded at amortized cost. The Company measures financial instruments, such as derivatives, at fair value at each balance sheet date. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest. The Company uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.
All assets and liabilities for which fair value is measured or disclosed in the financial statements are categorized within the following fair value hierarchy based on the lowest level input that is significant to the fair value measurement as a whole:
Level 1 — Unadjusted quoted market prices in active markets for identical assets or liabilities that the entity can access at the measurement date.
Level 2 — Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly (i.e., as prices) or indirectly (i.e., derived from prices). For example, quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs.
Level 3 — Unobservable inputs for the asset or liability.
For financial assets and liabilities that are recognized in the financial statements on a recurring basis, the Company determines whether transfers have occurred between levels in the hierarchy by re-assessing categorization at the end of each reporting period.
The following table shows the fair value measurement at June 30, 2019 and December 31, 2018. All measurements are based on observable inputs such as interest rates and are classified as Level 2 within the fair value hierarchy:

		June 30, 2019	December 31, 2018
	Fair Value Hierarchy	(In thousands)
Receivables from hedges/ derivatives	Level 2	$4,041	$9,949
Other current financial assets	Level 2	4,026	9,777
Other financial assets (non-current)	Level 2	15	172

Liabilities from derivatives	Level 2	$10,494	$7,032
Other current liabilities	Level 2	745	2,302
Other liabilities (non-current)	Level 2	9,749	4,730

Term loan	Level 2	$651,933	$658,163
Local bank loans	Level 2	$53,017	$28,618

Orion engages in cash flow and net investment hedging activities. On May 11, 2018, Orion entered into a $235.0 million cross currency swap to virtually convert its US dollar liabilities into EUR as part of a new hedging approach which represents the main hedge of the Company. Due to the new hedging approach and the new cross currency swap, a net investment hedge was discontinued simultaneously on May 15, 2018. Additionally, Orion has a $30.0 million cross currency swap that has been in place since 2015. In addition the Company enters regularly into rolling short-term foreign exchange hedges which are settled and renewed at the end of each month and into minor short-term commodity swaps for certain carbon black oil deliveries. There have been no changes to the types of hedge accounting used during the three and six months ended June 30, 2019.